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                                                                    Exhibit 23.1





                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 9, 1999 relating to the financial statements, which appears in Silknet Software, Inc.'s Registration Statement on Form S-1, as amended (File No. 333-73295).


                                          /s/ PricewaterhouseCoopers LLP





Boston, Massachusetts
May 5, 1999